SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                          Date of Report June 28, 2004







                          ASPEN EXPLORATION CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         0-9494                       84-0811316
----------------                   ------------                ---------------
(State or other                    (Commission                (I.R.S. Employer
 jurisdiction of                    File Number)             Identification No.)
Incorporation)


                 2050 S. Oneida St., Suite 208, Denver, CO 80224
                 -----------------------------------------------


                   Registrant's telephone number 303-639-9860
                                                 ------------

                                       N/A
           -----------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 9. Regulation FD Disclosure
        ------------------------

During the quarter ended June 30, 2004, Aspen Exploration Corporation ("Aspen") issued shares of its common stock pursuant to exemptions from registration under the Securities Act of 1933. The following sets forth the information required by
Item 701 of Regulation S-B with respect to those issuances:

Tri-Power Resources, Inc.

     On June 28, 2004, Tri-Power Resources, Inc., a privately-held Oklahoma corporation, purchased a $300,000 convertible debenture from Aspen Exploration Corporation. Aspen also issued to Tri-Power warrants to purchase 300,000 shares of its common stock which, if exercised before March 31, 2005, will result in the purchaser acquiring warrants to purchase an additional 300,000 shares.

(a) The transaction was completed effective June 28, 2004. We issued the following securities to one accredited investor in exchange for the investor's payment to Aspen of $300,000:

     a convertible debenture with a principal amount of $300,000, bearing interest at 4% per annum and

     300,000 common stock warrants exercisable as described in paragraph (c) below.

(b) There was no placement agent or underwriter for the transaction and Aspen did not publicly offer any securities.

(c) The total offering price was $300,000. No underwriting discounts or commissions were paid.

If the holder exercises the warrant before June 30, 2005, Aspen will receive an additional $330,000 ($1.10 per share); if the holder exercises the warrant before June 30, 2006 but after June 30, 2005, Aspen will receive an additional $360,000 ($1.20 per share).

If the holder exercises the warrant before March 31, 2005, the holder will receive an additional warrant exercisable to purchase 300,000 shares at $1.25 per share.

In any case, the warrant (and any additional warrant) will expire unless exercised by June 30, 2006.

(d) We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction and Regulation D. We did not engage in any public advertising or general solicitation in connection with this transaction which was in negotiation for more than several weeks. We provided the accredited investor with disclosure of all aspects of our business, including providing the accredited investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the accredited investor obtained all information regarding Aspen it requested, received answers to all questions it (and its advisors) posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e) The convertible debenture is convertible into common stock at the effective price of $1.00 per share (subject to dilution adjustment in the event of stock splits, stock dividends, and similar transactions, the "Conversion Price"). The convertible debenture will automatically convert into common stock at the Conversion Price if the market price for Aspen's common stock as reported by the OTC Bulletin Board remains above $1.00 per share for ten consecutive trading days.

Each common stock warrant is exercisable to purchase one share of common stock through June 30, 2006. The warrants may only be exercised to the extent that there is an exemption available for the exercise at the time of exercise.

If exercised before March 31, 2005, the exercise price is $1.10 per share, and the holder will receive one share of common stock and one additional warrant (exercisable through June 30, 2006 at $1.25 per share) for each warrant exercised.

If exercised before June 30, 2005, the exercise price is $1.10 per share, and the holder will receive one share of common stock for each warrant exercised.

If exercised after June 30, 2005 but before the expiration date (June 30, 2006), the exercise price is $1.20 per share, and the holder will receive one share of common stock for each warrant exercised.

Aspen has the right to redeem the common stock purchase warrants issued at any time for the payment of $0.10 per warrant provided there is an effective registration statement for the resale of the shares underlying the warrant at the time of the redemption, and provided further that the market price of Aspen's common stock has exceeded $2.50 per share for twenty of the thirty trading days preceding the date Aspen gives notice of its intention to redeem the warrants. There are no other registration rights associated with the securities issued to the accredited investor.

(f) We will use the proceeds for expenses of drilling and (if warranted) completing oil and gas wells.

Stock Issuances pursuant to exercise of options

     On May 14, 2004, three directors and one executive officer of Aspen, and one staff member, exercised common stock purchase options they held and acquired shares of Aspen's common stock. In each case, the persons exercising the options paid the exercise price by returning common stock to Aspen.

(a) The transactions were each effective May 14, 2004. In the aggregate, Aspen issued 192,000 shares of its common stock upon the exercise of options at a price of $0.57 per share. The option holders surrendered a total of 96,849 shares of Aspen's common stock in payment of the exercise price.

(b) There was no underwriter involved in this transaction, and Aspen did not publicly offer any securities. Each of the persons who acquired shares has had prior relationships with Aspen extending over a period of many years.

(c) No securities were sold for cash. Aspen accepted shares of its common stock at its market price as payment of the exercise price for the options.

(d) We relied on the exemption from registration provided by Sections 3(a)(9) and 4(2) under the Securities Act of 1933 for this transaction and Regulation D. Each of the persons receiving our common stock was and remains a shareholder of Aspen, and no person paid any consideration other than the exchange of securities with Aspen. Furthermore, we did not engage in any public advertising or general solicitation in connection with this transaction which was in negotiation for more than several weeks. We provided the investors with disclosure of all aspects of our business, including providing the accredited investor with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the investors obtained all information regarding Aspen it requested, received answers to all questions it (and its advisors) posed, and otherwise understood the risks of accepting our securities for investment purposes.

(e) Not applicable, since the securities issued are neither convertible nor exchangeable.

(f) Not applicable, inasmuch as Aspen did not receive any cash from the issuance of the securities.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ASPEN EXPLORATION CORPORATION




Date:  June 28, 2004                         By: /s/ Robert A. Cohan
                                                --------------------------------
                                                     Robert A. Cohan, President